Exhibit 10.2
THIRD AMENDMENT TO CREDIT AGREEMENT
This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 2, 2024 (this “Amendment”), is entered into by and among RINGCENTRAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and MUFG Bank, Ltd. in its capacity as the Second Amendment Incremental Term Lender.
W I T N E S S E T H:
WHEREAS, reference is made to that certain Credit Agreement entered into as of February 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the First Amendment to Credit Agreement, dated as of August 15, 2023, and the Second Amendment, dated as of November 2, 2023, the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent and the Collateral Agent;
WHEREAS, prior to the date hereof, the Second Amendment Incremental Term Lender agreed to provide the Second Amendment Incremental Term Commitment pursuant to the terms of the Credit Agreement; and
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower has requested that the Second Amendment Incremental Term Lender agree to amend the definition of Second Amendment Delayed Draw Termination Date as set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Rules of Interpretation. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.    Second Amendment Incremental Term Commitment. Effective as of the Amendment Effective Date (as defined below) and on the terms and subject to the conditions set forth herein, the Administrative Agent, the Second Amendment Incremental Term Lender and the Borrower agree that Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Second Amendment Delayed Draw Termination Date” with the following definition:
“Second Amendment Delayed Draw Termination Date” means May 2, 2025.
The Credit Agreement as so amended is referred to herein as the “Amended Credit Agreement”.
SECTION 3.    Conditions Precedent to the Effectiveness of the Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) when the Administrative Agent shall have received a counterpart of this Amendment signed on behalf of the Borrower, each other Loan Party party hereto and the Second Amendment Incremental Term Lender. The

Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4.    Representations and Warranties. On and as of the Amendment Effective Date, the Borrower hereby represents and warrants that this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law).
SECTION 5.    Effects on the Credit Agreement and the Loan Documents
(a)    As of the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the L/C Issuers, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other Loan Document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.
(e)    This Amendment is a Loan Document.
SECTION 6.    Reaffirmation. The Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Collateral Documents and the Guaranty are, and shall remain, in full force and effect immediately after giving effect to this Amendment.
SECTION 7.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
SECTION 8.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    Governing Law, Jurisdiction, Service of Process, Waiver of Right to Trial by Jury. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. The provisions of Sections 10.14(b) and Section 10.15 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 10.    Binding Effect. This Amendment shall become effective in accordance with Section 3 and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 11.    Electronic Execution. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.
SECTION 12.    Notices. All communications and notices hereunder shall be given as provided in the Amended Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

RINGCENTRAL, INC.
By:    _________________________________
Name: Sonalee Parekh
Title: Chief Financial Officer
RINGCENTRAL IP HOLDINGS, INC.
By:    _________________________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer
RINGCENTRAL INTERNATIONAL, INC.
By:    _________________________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer
RINGCENTRAL HOLDINGS I, INC.
By:    _________________________________
Name: Tarun Arora
Title: Treasurer and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:    _________________________________
Name:
Title: MUFG BANK LTD., as the Second Amendment Incremental Term Lender
By:    _________________________________
Name:
Title: